UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

ManTech International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2251 Corporate Park Drive	Herndon	VA	20171
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (703) 218-6000

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MANT	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangement of Certain Officers.

On May 21, 2020, Mr. Richard J. Wagner, who has served as the President of the Company’s Mission, Cyber & Intelligence Solutions business group since 2018, informed the Company of his intention to resign from the Company effective June 12, 2020.

Item 5.07	Submission of Matters to a Vote of Security Holders.

ManTech held its 2020 Annual Meeting of Stockholders (Annual Meeting) on May 21, 2020. Holders of Class A common stock were entitled to cast one vote for each share of Class A common stock held, and holders of Class B common stock were entitled to cast ten votes for each share of Class B common stock held, for each proposal submitted to stockholders at the Annual Meeting. For more information regarding the following proposals, see our definitive proxy statement dated April 17, 2020, the relevant portions of which are hereby incorporated by reference.

Proposal 1:	The Company’s stockholders elected eight (8) persons to serve as members of the Board of Directors until the 2021 Annual Meeting of Stockholders. The votes regarding this proposal were as follows:

Director Name	For	Withheld	Broker Non-Votes
George J. Pedersen	155,271,261	1,448,558	718,282
Richard L. Armitage	153,522,606	3,197,213	718,282
Mary K. Bush	155,556,305	1,163,514	718,282
Barry G. Campbell	153,287,387	3,432,432	718,282
Richard J. Kerr	153,577,028	3,142,791	718,282
Peter B. LaMontagne	156,678,184	41,635	718,282
Kenneth A. Minihan	154,432,289	2,287,530	718,282
Kevin M. Phillips	156,138,313	581,506	718,282

Proposal 2:	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2020 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
155,882,754	820,434	16,631	718,282

Proposal 3:	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
156,045,207	1,380,535	12,359	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ManTech International Corporation

Date: May 28, 2020	By:	/s/ Michael R. Putnam
Michael R. Putnam
SVP – Corporate & Regulatory Affairs